EXECUTION COPY


                               AMENDMENT NO. 1

                         dated as of October 1, 1997

                                    among

                      FINANCIAL SECURITY ASSURANCE INC.,

                  NATIONAL FINANCIAL AUTO FUNDING TRUST and

                     NATIONAL AUTO FINANCE COMPANY, INC.


                                      to


                      INSURANCE AND INDEMNITY AGREEMENT

                        dated as of November 21, 1995

                                     and

                      INSURANCE AND INDEMNITY AGREEMENT

                           dated as of November 13, 1996

                              in each case among

                      FINANCIAL SECURITY ASSURANCE INC.,

                  NATIONAL FINANCIAL AUTO FUNDING TRUST and

                     NATIONAL AUTO FINANCE COMPANY, INC.

            AMENDMENT NO. 1 TO INSURANCE AND INDEMNITY AGREEMENTS

      THIS AMENDMENT NO. 1, dated as of October 1, 1997 (this "Amendment"), among FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security"), NATIONAL FINANCIAL AUTO FUNDING TRUST, a Delaware business trust (the "Transferor"), and NATIONAL AUTO FINANCE COMPANY, INC., a Delaware corporation ("NAFI"; formerly National Auto Finance Company L.P., a Delaware limited partnership), to INSURANCE AND INDEMNITY AGREEMENT, dated as of November 21, 1995 (the "Series 1995-1 Insurance Agreement"), among Financial Security, the Transferor and NAFI; and to INSURANCE AND INDEMNITY AGREEMENT, dated as of November 13, 1996 (the "Series 1996-1 Insurance Agreement"; the Series 1995-1 Insurance Agreement and the Series 1996-1 Insurance Agreement each an "Insurance Agreement", and, collectively, the "Insurance Agreements"), among Financial Security, the Transferor and NAFI.


                                   RECITALS

      WHEREAS, Financial Security, the Transferor and NAFI have each entered into the Series 1995-1 Insurance Agreement and the Series 1996-1 Insurance Agreement (for purposes of this Amendment, Financial Security, the Transferor and NAFI are each a "Party" and, collectively, the "Parties"), and each of the Parties desire to hereby amend each of the Insurance Agreements in certain respects as provided below.

      WHEREAS, pursuant to Section 6.01 of each of the Insurance Agreements, each Insurance Agreement may be amended or otherwise modified from time to time in writing by each of the parties thereto.

                                  AGREEMENTS

      In consideration of the premises set forth above, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which each of the Parties hereto hereby acknowledges, the Parties hereto hereby agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

      SECTION 1.1. Defined Terms. Unless defined in this Amendment, capitalized terms used in this Amendment (including in the preamble and the recitals hereto) shall have the meaning assigned to such terms in the Series 1995-1 Insurance Agreement or the Series 1996-1 Insurance Agreement, as applicable.



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
                                  ARTICLE II

                                  AMENDMENT

      SECTION 2.1. Amendment to Section 5.01 of the Insurance Agreements. (a) Subsections 5.01(f), (g) and (h) of the Series 1995-1 Insurance Agreement are hereby amended by deleting the text set forth in each of such clauses and substituting therefor the following:

            "(f) the Average Delinquency Ratio as of any Reporting Date (i) occurring prior to the September 1997 Distribution Date is equal to or greater than 11.0%, (ii) occurring subsequent to the September 1997 Distribution Date and prior to the June 1998 Distribution Date is equal to or greater than 12.0% and (iii) occurring subsequent to the June 1998 Distribution Date is equal to or greater than 11.0%;

            (g) the Average Default Rate as of any Reporting Date (i) occurring prior to the June 1998 Distribution Date is equal to or greater than 25.0% and (ii) occurring subsequent to the June 1998 Distribution Date is equal to or greater than 17.0%;

            (h) the Average Net Loss Rate as of any Reporting Date (i) occurring prior to the September 1997 Distribution Date is equal to or greater than 11.0%, and (ii) occurring subsequent to the September 1997 Distribution Date and prior to the June 1998 Distribution Date is equal to or greater than 12.0% and (iii) occurring subsequent to the June 1998 Distribution Date is equal to or greater than 10.0%;"

         (b) Subsections 5.01(f), (g) and (h) of the Series 1996-1 Insurance Agreement are hereby amended by deleting the text set forth in each of such clauses and substituting therefor the following:

            "(f) the Average Delinquency Ratio as of any Reporting Date (i) occurring prior to the September 1997 Distribution Date is equal to or greater than 11.0%, (ii) occurring subsequent to the September 1997 Distribution Date and prior to the June 1998 Distribution Date is equal to or greater than 12.0% and (iii) occurring subsequent to the June 1998 Distribution Date is equal to or greater than 11.0%;

            (g) the Average Default Rate as of any Reporting Date (i) occurring prior to the October 1998 Distribution Date is equal to or greater than 25.0% and (ii) occurring subsequent to the October 1998 Distribution Date is equal to or greater than 17.0%;

            (h) the Average Net Loss Rate as of any Reporting Date (i) occurring prior to the September 1997 Distribution Date, is equal to or greater than 11.0%, (ii) occurring subsequent to the September 1997 Distribution Date and prior to the June 1998 Distribution Date is equal to or greater than 12.0%, (iii) occurring subsequent to the June 1998 Distribution Date and prior to the October 1998 Distribution Date is equal to or

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
      greater than 11.0%, and (iv) occurring subsequent to the October 1998 Distribution Date is equal to or greater than 8.0%;"

                                 ARTICLE III

                          CONDITION TO EFFECTIVENESS

      SECTION 3.1 Execution and Delivery. This Amendment shall become effective upon receipt by Financial Security of counterparts hereof executed and delivered on behalf of each of the Parties hereto.


                                  ARTICLE IV

                                MISCELLANEOUS

      SECTION 4.1 Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Parties hereto under the Insurance Agreements, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Insurance Agreements, all of which are hereby ratified and affirmed in all respects by each of the Parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Insurance Agreements specifically referred to herein and any references in any of the Insurance Agreements to the provisions of such Insurance Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

      Section 4.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

      Section 4.3. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

      Section 4.4. Waiver of Notice. Each of the Parties hereto waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

      Section 4.5. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Insurance

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
Agreements and shall not affect the construction or interpretation of this Amendment or the Insurance Agreements or any provisions hereof or thereof.

      Section 4.6. Direction by NAFI to Trustee. NAFI, by its execution of this Amendment, hereby directs Chase Manhattan Bank Delaware, as owner trustee of National Financial Auto Funding Trust, to consent to this Amendment and to execute and deliver this Amendment.



                    [Remainder of Page Intentionally Blank]

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
      IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.



                                    FINANCIAL SECURITY ASSURANCE INC.

                                    By: ______________________________________
                                        Name:
                                        Title:


                                    NATIONAL AUTO FINANCE COMPANY, INC.


                                    By: ______________________________________
                                         Name:
                                         Title:


                                    NATIONAL FINANCIAL AUTO FUNDING TRUST

                                    By CHASE MANHATTAN BANK DELAWARE,
                                         not in its individual capacity
                                         but solely as Owner Trustee

                                    By: _________________________________
                                         Name:
                                         Title: